Fees Summary	Oct. 29, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 446,292,000
Previously Paid Amount	0
Total Fee Amount	68,327.31
Total Offset Amount	0
Net Fee	$ 68,327.31